UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2002

LASALLE HOTEL PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14045 (Commission File Number)	36-4219376 (IRS Employer Identification No.)

4800 Montgomery Lane, Bethesda, Maryland (Address of principal executive office)	20814 (Zip Code)

Registrant’s telephone number, including area code 301/941-1500

            Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

            On February 11, 2002, a Second Amendment to Third Amended and Restated Senior Unsecured Credit Agreement was entered into by and among Societe Generale, Bank of Montreal, Bankers Trust Company, Credit Lyonnais, LaSalle Bank, N.A., Fleet National Bank, Firstar Bank, and LaSalle Hotel Operating Partnership, L.P. A copy of the agreement is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

The following exhibit is included with this Report:

Exhibit 10
Second Amendment to Third Amended and Restated Senior Unsecured Credit Agreement entered into on February 11, 2002 by and among Societe Generale, Bank of Montreal, Bankers Trust Company, Credit Lyonnais, LaSalle Bank, N.A., Fleet National Bank, Firstar Bank, and LaSalle Hotel Operating Partnership, L.P.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: February 12, 2002

By:	/s/ HANS WEGER
Hans Weger Executive Vice President, Treasurer and Chief Financial Officer (Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10
Second Amendment to Third Amended and Restated Senior Unsecured Credit Agreement entered into on February 11, 2002 by and among Societe Generale, Bank of Montreal, Bankers Trust Company, Credit Lyonnais, LaSalle Bank, N.A., Fleet National Bank, Firstar Bank, and LaSalle Hotel Operating Partnership, L.P.

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